[Logo]  MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[graphic omitted]

               MFS(R) MUNICIPAL
               BOND FUND
               ANNUAL REPORT o AUGUST 31, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

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   HIGHLIGHTS
-------------------------------------------------------------------------------

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 7.78% AND CLASS B SHARES 6.85%. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND FAVORS GENERAL OBLIGATION AND OTHER TAX-BACKED BONDS. THESE HOLDINGS ARE SECURED BY A WIDE VARIETY OF TAXES, SUCH AS SALES, USE INCOME, AND EXCISE TAXES. DURING PERIODS OF STRONG ECONOMIC GROWTH, THESE SOURCES OF TAX REVENUE RISE DRAMATICALLY.

   o THE FUND ACTIVELY MANAGES ITS INVESTMENTS TO ENSURE AN APPROPRIATE RISK-TO-REWARD PROFILE, THUS PROVIDING A MORE CONSERVATIVE APPROACH TO MUNICIPAL BOND INVESTING.

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Geoffrey L. Schechter]
     Geoffrey L. Schechter

For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of 7.78% and Class B shares 6.85%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to an 8.60% return for the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of approximately 40,000 investment-grade bonds.

Q. WHAT IS THE INVESTMENT PHILOSOPHY OF THE FUND AND HOW DOES THAT RELATE TO ACHIEVEMENT OF ITS OBJECTIVE?

A. The Fund seeks the highest level of tax-exempt income while also attempting to protect shareholders' capital. We try to achieve this objective through active portfolio management with a strong emphasis on MFS(R) Original Research(SM). Our focus on research consists of both a systematic, quantitative process through which we identify the opportunities and risks that exist in the municipal bond marketplace at any point in time and an intensive, bottom-up fundamental credit risk analysis of all current or prospective holdings.

Q. WHAT WERE SOME OF THE FACTORS INVOLVED IN THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. We slightly underperformed the Lehman Index this year. This under-performance was primarily due to an underweighting in "BBB"-rated holdings and an overweighting in pre-refunded holdings. Currently we have 10% of assets in "BBB"-rated securities -- though this position ranged between 8% and 16% during the fiscal year -- which was lower than the average national municipal bond fund. Due to the tightening of yield spreads between "AAA"- rated and "BBB"-rated bonds, lower-rated securities were the best performing sector in the municipal market, during the past twelve months. However, in light of the uncertain global financial environment and the recent slowing of domestic economic activity, we do not believe that lower-rated credits represent value over a long-term horizon. The Fund was modestly overweighted in pre-refunded bonds which also contributed to the Fund's underperformance. With interest rates declining by approximately 40 to 45 basis points across the maturity spectrum, shorter-duration bonds, like pre-refunded bonds, experienced less price appreciation. We elected to maintain these positions in an effort to address the income objective.

Q. HOW WOULD YOU DESCRIBE THE CURRENT CONDITION OF THE MUNICIPAL MARKET IN TERMS OF FINANCIAL STRENGTH AND QUALITY OF ISSUES?

A. The current financial strength and credit quality of governmental entities are as good as they have been in many years. This can be attributed to a combination of strong revenue growth at the state and local level, the economic expansion of the past seven years, and municipalities' conservative fiscal management. This strength is reflected in the number of credit-quality upgrades versus downgrades -- in 1997 upgrades led downgrades by a ratio of 7:1, according to Standard & Poor's.

Q. PLEASE DISCUSS THE OVERALL CREDIT QUALITY OF THE PORTFOLIO.

A. The portfolio's credit quality is superb, with 90% of assets currently rated "A" or better. As we mentioned earlier, credit spreads between higher-quality bonds and lower-quality bonds have narrowed considerably during the past year. For the 12 months ended August 31, 1998, the spread between "AAA"-rated and "BBB"-rated general obligation bonds tightened from approximately 40 basis points (0.40%) to 25 basis points (0.25%), a continuation of a trend we have witnessed over the past few years. While lower-quality securities have performed well recently, the small amount of current yield they offer compared to higher-quality securities does not outweigh their risk. We prefer to give up a small amount of yield in an effort to protect shareholders and upgrade the quality of the portfolio.

Q. HOW WILL YOUR MANAGEMENT STRATEGY CHANGE, IF AT ALL, SHOULD WE ENTER A PROLONGED DOWNTURN IN THE EQUITY MARKET?

A. We don't anticipate any immediate change in strategy as a result of a downturn in the stock market. If a downturn in equities begins to filter into domestic economic activity, affecting consumer confidence and slowing growth in gross domestic product (GDP), we will become even more vigilant in monitoring our credit risk. We are well positioned for such an event, should it occur.

Q. WHAT ROLE DOES RESEARCH PLAY IN THE COMPOSITION AND PERFORMANCE OF THE PORTFOLIO?

A. Research is a major part of our investment process. Research helps us avoid unnecessary risk, reduces mistakes, and enables us to decide if we are being appropriately compensated for the risk we do incur. The few "BBB"-rated securities that we do own are in the portfolio because we have done extensive research and feel we are familiar enough with them to determine if they will hold their value in a down market. In the event that yield spreads widen enough so that "BBB"-rated bonds become more attractive, we'll have done our homework in advance to know which of them are the best investments, and we will be able to act quickly to take advantage of any opportunities.

Q. HOW IS THIS FUND DIFFERENT FROM OTHER MUNICIPAL BOND FUNDS?

A. The Fund is a very high-quality municipal bond fund. By prospectus, we are only allowed to invest up to 40% of the assets in securities rated "BBB," and we are not allowed to hold any noninvestment-grade securities. Due to these limitations we feel we are more conservative than the average municipal bond fund.

Q. WHAT SECTORS, PROJECTS, OR REGIONS ARE PARTICULARLY ATTRACTIVE TO YOU NOW?

A. The South and Southwest areas of the country are benefiting from a boost in population and increased job growth. In those regions, infrastructure also tends to be newer, more efficient, and easier to maintain. Texas, Arizona, and New Mexico are states in which we see a very positive climate for municipal bonds. Generally, we favor bonds that are backed by tax revenues, and we've seen good opportunities in water and sewer issues, which are the last of the essential services that have not been deregulated. Areas in which we are more cautious are states that have an exposure to exports to Asia, such as California, Washington, and the manufacturing-oriented states of the Midwest. These areas may feel pressure from slackening Asian demand, and we are approaching them carefully as a result.

Q. NEWS REPORTS HAVE STATED THAT THE SUPPLY OF MUNICIPAL BONDS IS UP SHARPLY THIS YEAR AND THAT YIELD SPREADS BETWEEN MUNICIPALS AND LONG-TERM U.S. TREASURIES ARE NARROWING. WHAT HAS BEEN THE IMPACT OF THESE DEVELOPMENTS ON THE FUND?

A. Supply is up sharply, and spreads have narrowed in relation to Treasury securities. As a result, municipals are as attractive as they have been since 1987, based on their yields relative to U.S. Treasuries. Year-to-date supply through August 31, 1998, is $192 billion, an increase of about 44% from the same period in 1997. This surge in supply has overwhelmed demand, causing yields on municipal bonds to trade at 95% of the yield of U.S. Treasury securities. What this means for bond investors is that prices are very attractive and that we can select carefully from a wide variety of issues to assemble a portfolio that is well focused and tightly managed to seek our risk-reward objective.

/s/ Geoffrey L. Schechter

    Geoffrey L. Schechter
    Portfolio Manager

Note to Shareholders: Effective March 4, 1998, the Fund is being managed by Geoffrey L. Schechter, who succeeds Robert A. Dennis.

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   GEOFFREY L. SCHECHTER IS A VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS MUNICIPAL BOND FUND AND MFS ALABAMA, ARKANSAS, CALIFORNIA, GEORGIA, MARYLAND, MASSACHUSETTS, MISSISSIPPI, NORTH CAROLINA, PENNSYLVANIA, SOUTH CAROLINA, VIRGINIA, AND WEST VIRGINIA MUNICIPAL BOND FUNDS.

   MR. SCHECHTER JOINED MFS AS AN INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED AN ASSISTANT VICE PRESIDENT IN 1994 AND A VICE PRESIDENT IN 1995. HE BECAME MANAGER OF MFS MUNICIPAL BOND FUND IN 1998.

   MR. SCHECHTER IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:             SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                         FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION
                         OF SHAREHOLDERS' CAPITAL.

  FUND COMMENCEMENT:     DECEMBER 16, 1976

  CLASS INCEPTION:       CLASS A  DECEMBER 16, 1976
                         CLASS B  SEPTEMBER 7, 1993

  SIZE:                  $1.7 BILLION NET ASSETS AS OF AUGUST 31, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 5-year period ended August 31, 1998)

                   MFS Municipal      Lehman Brothers      Consumer Price
                     Bond Fund           Municipal            Index
                    -- Class A           Bond Index            -- U.S.
        -----------------------------------------------------------------
        8/93         $ 9,520             $10,000             $10,000
        8/94           9,430              10,010              10,290
        8/95          10,120              10,900              10,560
        8/96          10,600              11,470              10,860
        8/97          11,420              12,530              11,110
        8/98          12,305              13,617              11,285

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended August 31, 1998)

                   MFS Municipal      Lehman Brothers      Consumer Price
                     Bond Fund           Municipal            Index
                    -- Class A           Bond Index            -- U.S.
        -----------------------------------------------------------------
        8/88         $ 9,530             $10,000             $10,000
        8/90          11,040              11,810              11,060
        8/92          13,930              14,680              11,840
        8/94          15,690              16,490              12,520
        8/96          17,620              18,900              13,220
        8/98          20,468              22,428              13,731

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A

                               1 Year     3 Years    5 Years      10 Years/ Life
--------------------------------------------------------------------------------
Average Annual Total Return     +7.78%     +6.72%     +5.26%      +7.95%
--------------------------------------------------------------------------------
SEC Results                     +2.66%     +5.01%     +4.24%      +7.42%
--------------------------------------------------------------------------------

CLASS B

                               1 Year     3 Years    5 Years      10 Years/ Life
--------------------------------------------------------------------------------
Average Annual Total Return     +6.85%     +5.78%     +4.27%      +7.44%
--------------------------------------------------------------------------------
SEC Results                     +2.85%     +4.88%     +3.92%      +7.44%
--------------------------------------------------------------------------------

COMPARATIVE INDICES

                               1 Year     3 Years    5 Years      10 Years/ Life
--------------------------------------------------------------------------------
Lehman Brothers Municipal
  Bond Index+                   +8.60%     +7.70%     +6.37%      +8.41%
--------------------------------------------------------------------------------
Consumer Price Index+#          +1.61%     +2.24%     +2.45%      +3.22%
--------------------------------------------------------------------------------
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1998

QUALITY RATINGS

                    "AAA"                     63.0%
                    "AA"                       9.0%
                    "A"                       18.0%
                    "BBB"                     10.0%

PORTFOLIO OF INVESTMENTS -- August 31, 1998

Municipal Bonds - 99.1%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
General Obligation - 14.8%
  Chicago, IL, Board of Education, AMBAC, 0s, 2011                    $ 5,000           $    2,689,200
  Chicago, IL, Board of Education, AMBAC, 0s, 2012                      2,550                1,290,708
  Chicago, IL, Board of Education, MBIA, 6.25s, 2012                    2,500                2,921,375
  Chicago, IL, Board of Education, MBIA, 5.4s, 2017                     3,000                3,111,360
  Clark County, NV, School District, MBIA, 7s, 2010                     4,000                4,973,960
  Commonwealth of Massachusetts, 6.5s, 2008                             6,400                7,501,248
  Commonwealth of Massachusetts, FGIC, 7s, 2009                         7,000                8,551,830
  Commonwealth of Massachusetts, 5s, 2014                               5,500                5,562,755
  Commonwealth of Massachusetts, 5s, 2017                              18,940               18,962,917
  Cook County, IL, MBIA, 5.625s, 2016                                   3,230                3,420,635
  Detroit, MI, 6.25s, 2009                                              5,235                5,702,747
  Detroit/Wayne County, MI, Stadium, FGIC, 5.5s, 2017                   6,000                6,278,100
  District Columbia, Unref Bal Refunding A 1 MBIA
    Insured, 6.5s, 2010                                                 5,705                6,649,862
  Florida Board of Education, Capital Outlay, 9.125s, 2014              1,735                2,496,578
  Lewisville, TX, Independent School District, 5s, 2018                 8,500                8,467,870
  New York City, NY, 7.5s, 2002                                        12,500               13,814,375
  New York City, NY, 7.5s, 2006                                         3,625                4,038,685
  New York City, NY, 7.65s, 2006                                          295                  330,055
  New York City, NY, 7.5s, 2007                                        15,500               17,268,860
  New York City, NY, 7.5s, 2008                                        10,000               11,127,700
  New York City, NY, 7.7s, 2009                                           320                  357,555
  New York City, NY, 5.75s, 2013                                        8,500                9,050,290
  New York City, NY, 5.25s, 2014                                       10,000               10,176,300
  New York City, NY, 5.75s, 2014                                        9,500               10,031,905
  New York City, NY, 5.75s, 2015                                       11,085               11,663,083
  Rockwall, TX, Independent School District, 0s, 2014                   2,000                  881,360
  State of California, 5.5s, 2013###                                    8,000                8,766,160
  State of California, 5s, 2023                                        43,455               43,030,879
  State of Connecticut, 5.25s, 2014                                     5,000                5,204,650
  State of Florida, Broward County Expressway
    Authority, 10s, 2014                                                4,350                6,734,496
  State of Washington, 6.75s, 2010                                      3,880                4,682,190
  State of Washington, 6s, 2012                                         4,360                4,990,151
  Virginia Beach, VA, 5.25s, 2012                                       2,765                2,920,808
  Virginia Beach, VA, 5.25s, 2013                                       1,250                1,312,275
                                                                                        --------------
                                                                                        $  254,962,922
------------------------------------------------------------------------------------------------------
State and Local Appropriation - 26.4%
  California Public Works Board, Lease Rev. (California
    Community Colleges), 5.25s, 2013                                  $ 2,910           $    3,015,400
  California Public Works Board, Lease Rev. (California
    State University), 5.3s, 2015                                       6,655                6,826,034
  California Public Works Board, Lease Rev. (California
    State University), 5.5s, 2015                                       9,820               10,247,661
  California Public Works Board, Lease Rev. (Department
    of Corrections), AMBAC, 5.25s, 2013                                 6,795                7,281,590
  California Public Works Board, Lease Rev. (University
    of California), 5.5s, 2014                                          4,500                4,923,000
  Chicago, IL, Board of Education Lease Certificates,
    MBIA, 6.25s, 2009                                                   5,160                5,929,356
  Chicago, IL, Board of Education Lease Certificates,
    MBIA, 6.25s, 2015                                                  27,295               31,500,887
  Delaware Valley, PA, Regional Finance Authority,
    AMBAC, 9.022s, 2018                                                16,250               17,568,037
  Indiana Office Building Community Capital Complex
    Rev., 6.9s, 2011                                                    9,500               11,311,080
  Kansas City, MO, Municipal Assistance, MBIA,
    5.125s, 2015                                                        5,545                5,636,770
  King County, IL, Washington Lease Rev. (King Street
    Center), MBIA, 5.125s, 2017                                         6,975                7,083,950
  Los Angeles County, CA, Public Works Financing
    Authority (Multiple Capital Facilities), AMBAC,
    5.125s, 2017                                                        4,900                4,953,753
  Massachusetts Bay Transportation Authority,
    6.1s, 2013                                                         10,200               11,735,406
  Massachusetts Bay Transportation Authority,
    5.875s, 2015                                                        4,500                5,046,750
  Massachusetts Bay Transportation Authority, 7s, 2021                 19,185               24,247,346
  Massachusetts Bay Transportation Authority, FGIC,
    5s, 2023                                                           17,970               17,872,063
  Metropolitan Government of Nashville & Davidson
    County, TN, 7s, 2011                                                5,280                5,769,509
  Metropolitan Transportation Authority, NY, Commuter
    Facilities Rev., MBIA, 5.5s, 2011                                   3,430                3,674,044
  Metropolitan Transportation Authority, NY, Service
    Contract, 7.375s, 2008                                              5,000                5,889,400
  Metropolitan Transportation Authority, NY, Service
    Contract, 5.75s, 2013                                               5,600                6,190,072
  New York Dormitory Authority Rev. (City University),
    7s, 2009                                                           13,765               16,039,391
  New York Dormitory Authority Rev. (City University),
    7.5s, 2010                                                         15,650               19,153,722
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                                        25,150               27,800,055
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                                         5,000                5,526,850
  New York Dormitory Authority Rev. (Mental Health
    Services Facilities), 6s, 2007                                      1,500                1,661,460
  New York Dormitory Authority Rev. (Mental Health
    Services Facilities), 5.75s, 2010                                   2,000                2,184,220
  New York Dormitory Authority Rev. (Mental Health
    Services Facilities), 5s, 2018                                      2,500                2,463,150
  New York Dormitory Authority Rev. (Secured Hospital
    Interfaith Medical Center), 5.25s, 2016                             2,845                2,865,740
  New York Dormitory Authority Rev. (State University),
    7.375s, 2010                                                       16,100               19,610,927
  New York Dormitory Authority Rev. (State University),
    5.5s, 2013                                                          7,875                8,536,579
  New York Dormitory Authority Rev. (State University),
    5s, 2015                                                            6,340                6,342,029
  New York Dormitory Authority Rev. (State University),
    5.25s, 2015                                                         5,100                5,372,901
  New York Dormitory Authority Rev. (State University),
    5s, 2017                                                            5,000                4,975,350
  New York Thruway Authority, Service Contract Rev.
    (Local Highway & Bridge), 5.25s, 2013                               6,000                6,119,280
  New York Urban Development Corp., FSA, 5.5s, 2014                     4,525                4,952,974
  New York Urban Development Corp., Senior Lein,
    5.5s, 2016                                                         14,690               15,456,965
  New York Urban Development Corp., Subordinate Lein,
    5.5s, 2022                                                          5,000                5,173,850
  New York Urban Development Corp. (Correctional
    Facilities), 5.5s, 2014                                             5,000                5,375,750
  New York Urban Development Corp. (Correctional
    Facilities), 5.375s, 2015                                          11,405               11,679,975
  Philadelphia, PA, Municipal Authority, MBIA,
    5.4s, 2017                                                          5,000                5,171,350
  Rhode Island Convention Center Authority, MBIA,
    5.25s, 2015                                                        20,870               22,060,842
  Rhode Island Convention Center Authority, MBIA,
    5s, 2023                                                            1,810                1,792,389
  San Bernardino, CA, Joint Powers Financing Authority
    Lease Rev. (California Dept. of Transportation),
    5.5s, 2014                                                         10,000               10,473,900
  Santa Clara County, CA, Certificates of
    Participation, AMBAC, 6.25s, 2016                                   8,210                8,700,301
  Texas Public Finance Authority Building Rev.
    (Department of Criminal Justice), FSA, 5.25s, 2013                  5,085                5,257,839
  Triborough Bridge & Tunnel Authority, NY (Convention
    Center), 7.25s, 2010                                               22,905               27,378,346
  Wayne County, MI, MBIA, 5.25s, 2016                                   5,750                5,892,313
                                                                                        --------------
                                                                                        $  454,720,556
------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 13.6%
  Austin, TX, Utility Systems Rev., 10.75s, 2000                      $ 2,615           $    2,914,836
  Chicago, IL, Public Building Commission Mortgage
    Rev., ETM, MBIA, 7.125s, 2015                                       6,590                6,996,867
  Clark County, NV, School District, MBIA, 7s, 2001                    10,050               10,978,720
  Commonwealth of Massachusetts, 7s, 2001                               3,305                3,648,026
  Commonwealth of Massachusetts, 7s, 2001                               1,285                1,416,546
  Commonwealth of Massachusetts, 6.875s, 2001                           4,825                5,302,916
  Davenport, IA, Hospital Rev. (St. Luke's Hospital),
    AMBAC, 7.4s, 2000                                                   2,715                2,945,585
  District Columbia, Prerefunded Refunding A 1 MBIA
    Insured, 6.5s, 2010                                                   295                  346,864
  Florida Board of Education, Capital Outlay, ETM,
    9.125s, 2014                                                          265                  377,967
  Maryland Health & Higher Education Facilities
    Authority Rev. (University of Maryland Medical
    System), FGIC, 7s, 2001                                             7,945                8,769,611
  Massachusetts Port Authority Rev., "C", ETM,
    13s, 2013                                                           3,500                5,985,630
  Metropolitan Transportation Authority, NY, Service
    Contract, 7.4s, 2001                                                4,075                4,417,300
  Missouri Regional Convention & Sports Complex
    Authority, 6.8s, 2003                                               8,950               10,107,861
  Missouri Regional Convention & Sports Complex
    Authority, 6.9s, 2003                                              21,520               24,348,374
  New York City, NY, 7.65s, 2002                                        4,705                5,338,011
  New York City, NY, 7.7s, 2002                                         3,680                4,180,922
  New York City, NY, 8s, 2001                                           2,475                2,797,888
  New York Urban Development Corp. (Correctional
    Facilities), 7.625s, 2001                                           7,570                8,361,746
  New York Urban Development Corp. (Correctional
    Facilities), 7.375s, 2002                                           4,000                4,510,640
  Pennsylvania Convention Center Authority Rev., FGIC,
    6.7s, 2016                                                         51,195               62,094,415
  Philadelphia, PA, Municipal Authority Rev. (Justice
    Lease), FGIC, 7.1s, 2001                                            6,000                6,693,360
  Philadelphia, PA, Municipal Authority Rev. (Justice
    Lease), FGIC, 7.125s, 2001                                          4,500                5,023,395
  Philadelphia, PA, School District, MBIA, 7s, 2001                     9,440               10,321,602
  Rhode Island Depositors Economic Protection Corp.,
    FSA, 5.75s, 2014                                                    5,035                5,616,190
  State of Florida, Jacksonville Transportation
    Authority, ETM, 9.2s, 2015                                          2,000                2,888,900
  Tarrant County, TX, Health Facilities Development
    Corp. (Harris Methodist Health), AMBAC, 5.125s,
    2018                                                                5,000                5,046,900
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), 7.625s, 2001                                          10,815               11,933,271
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), 7.375s, 2000                                          10,000               10,826,300
                                                                                        --------------
                                                                                        $  234,190,643
------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 2.6%
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                       $ 5,000           $    5,931,000
  Phoenix, AZ, Civic Improvement Corporation, 5s, 2025                  5,000                5,002,250
  Port of Seattle, WA, FGIC, 5.5s, 2021                                 4,000                4,164,920
  Tucson, AZ, Airport Authority Rev., MBIA, 5.7s, 2013                  5,000                5,310,400
  Wayne County, MI, Charter Airport Rev. (Detroit
    Metropolitan Wayne County), MBIA, 5s, 2022                         12,300               12,079,953
  Wayne County, MI, Charter Airport Rev. (Detroit
    Metropolitan Wayne County), MBIA, 5s, 2028                         12,300               11,983,890
                                                                                        --------------
                                                                                        $   44,472,413
------------------------------------------------------------------------------------------------------

Electric and Gas Utility Revenue - 17.4%
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2012                $ 2,500           $    3,003,025
  Georgia Municipal Electric Authority Rev., AMBAC,
    6.5s, 2017                                                          8,510               10,190,895
  Georgia Municipal Electric Authority Rev., MBIA,
    5.5s, 2020                                                         22,190               23,787,680
  Georgia Municipal Electric Authority Rev., FGIC,
    5.5s, 2020                                                          5,045                5,429,076
  Intermountain Power Agency Utah Revenue, Refunding
    Series A,MBIA, 5s, 2019##                                           9,330                9,047,394
  Intermountain Power Agency, UT, Power Supply Rev.,
    6.15s, 2014+                                                       44,600               49,108,168
  Intermountain Power Agency, UT, Power Supply Rev.,
    AMBAC, 6s, 2021                                                     9,000                9,903,600
  Intermountain Power Agency, UT, Power Supply Rev.,
    MBIA, 6s, 2016                                                     10,000               10,975,900
  Long Island Power Authority, NY, Electric Systems
    Rev., FSA, 0s, 2010                                                10,000                5,683,300
  Long Island Power Authority, NY, Electric Systems
    Rev., FSA, 0s, 2011                                                10,000                5,392,400
  Long Island Power Authority, NY, Electric Systems
    Rev., 5.25s, 2026                                                  10,000               10,012,700
  Massachusetts Municipal Wholesale Electric Co., MBIA,
    6.75s, 2017                                                         6,030                6,661,823
  Mercer County, ND, Pollution Control Rev. (Antelope
    Valley Station), AMBAC, 7.2s, 2013                                  4,000                5,058,680
  Michigan Strategic Fund, Limited Obligation Rev.
    (Detroit Edison), MBIA, 7s, 2008                                    3,000                3,628,320
  North Carolina Eastern Municipal Power, MBIA,
    5.7s, 2013                                                          7,000                7,614,320
  North Carolina Eastern Municipal Power, MBIA,
    5.625s, 2014                                                        7,735                8,337,789
  North Carolina Eastern Municipal Power, MBIA,
    5.125s, 2017                                                       18,925               19,226,475
  North Carolina Eastern Municipal Power, MBIA,
    6.5s, 2018                                                          9,250               11,177,515
  Northern California Transmission Agency, MBIA,
    7s, 2013                                                            4,000                4,995,560
  Piedmont, SC, Municipal Power Agency, Electric Rev.,
    FGIC, 6.25s, 2021                                                   4,150                4,893,597
  Puerto Rico Electric Power Authority, Power Rev.,
    FSA, 5.25s, 2015                                                    5,000                5,222,250
  Puerto Rico Electric Power Authority, Power Rev.,
    FSA, 5.25s, 2016                                                    6,000                6,266,700
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2010                                     13,100               14,292,493
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2011                                      7,500                8,182,725
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), FSA, 5.125s, 2014                                     12,500               12,738,750
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), MBIA, 5.625s, 2010                                    10,000               10,828,700
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), MBIA, 5.7s, 2012                                      15,000               15,967,500
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), FGIC, 0s, 2005                                         6,895                5,165,458
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), 7.125s, 2016                                           5,145                6,397,139
                                                                                        --------------
                                                                                        $  299,189,932
------------------------------------------------------------------------------------------------------
Health Care Revenue - 2.3%
  Bell County, TX, Health Facilities Development Corp.
    Rev. (Buckner Retirement Facility), 5.25s, 2019                   $ 2,500           $    2,484,025
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      4,350                4,349,652
  Illinois Educational Facilities Authority Rev.
    (Centegra Health Systems), 5.25s, 2024                              5,500                5,446,870
  Indiana Health Facility Hospital Rev., (Floyd
    Memorial Hospital & Health Services), 5.25s, 2018                   1,400                1,402,996
  Indiana Health Facility Hospital Rev., (Floyd
    Memorial Hospital & Health Services), 5.25s, 2022                   1,000                  997,380
  Massachusetts Health & Educational Facilities (Jordan
    Hospital), 5.25s, 2018                                              4,000                3,941,120
  Michigan Hospital Finance Authority Rev. (Genesys
    Regional Medical), 5.5s, 2027                                       9,000                9,057,420
  Michigan Hospital Finance Authority Rev. (Mercy
    Health Services), 5.625s, 2016                                      8,375                8,829,344
  Pennsylvania Higher Education Facilities, Health
    Services Rev. (University of Pennsylvania),
    5.75s, 2022                                                         2,015                2,123,205
                                                                                        --------------
                                                                                        $   38,632,012
------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.2%
  Scioto County, OH (Norfolk Southern Corp.),
    5.3s, 2013                                                        $ 2,500           $    2,548,000
------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.5%
  District of Columbia Hospital Rev. (Medlantic
    Healthcare), MBIA, 5.25s, 2019                                    $ 6,750           $    6,819,862
  Fredericksburg, VA, Industrial Development (Medicorp
    Health Systems), AMBAC, 5.25s, 2023                                 7,000                7,094,360
  Illinois Development Finance Authority Rev. (Provena
    Health), MBIA, 5.75s, 2016                                          5,980                6,393,338
  Illinois Educational Facilities Authority Rev.
    (Advocate Health Care), MBIA, 5.7s, 2011                            4,500                4,913,955
  Illinois Educational Facilities Authority Rev. (Holy
    Family Medical Center), MBIA, 5.125s, 2017                          6,975                7,033,799
  Illinois Educational Facilities Authority Revenues,
    Refunding Metodist Med Center, MBIA, 5.5s, 2010                     2,540                2,723,464
  Indiana Health Facility Hospital Rev. (Sisters Of St.
    Francis), MBIA, 5.125s, 2017                                        7,040                7,069,357
  Lancaster County, NE, Hospital Authority Rev. (Bryan
    Memorial Hospital), MBIA, 5.375s, 2017                              4,250                4,403,765
  Lehigh County, PA, General Purpose Authority
    (Hospital Lehigh Valley), MBIA, 5s, 2028                           10,835               10,622,959
  Massachusetts Health & Educational Facilities
    Authority (University Hospital), MBIA, 7.25s, 2019                  4,500                4,861,980
  Michigan Hospital Finance Authority Rev. (Sisters of
    Mercy Hospital), MBIA, 5.375s, 2014                                 9,000                9,519,390
  New York Dormitory Authority Rev., AMBAC, 5.2s, 2014                  4,915                5,054,144
  New York Dormitory Authority Rev. (Secured Hospital
    Interfaith Medical Center), AMBAC, 5.25s, 2014                      4,320                4,461,091
  New York Dormitory Authority Rev. (Wyckoff Heights
    Medical Center), AMBAC, 5.2s, 2014                                  2,500                2,570,775
  North Central Texas Health Facility Development Corp.
    Rev. (Texas Health Resources System), MBIA,
    5s, 2017                                                            6,000                6,013,140
  North Texas Health Facilities Development Corp.
    (United Regional Health Care Systems, Inc.), MBIA,
    5s, 2014                                                            8,980                9,059,563
  Peninsula Ports Authority, VA, Hospital Facilities
    Rev. (Whittaker Memorial), FHA, 8.7s, 2023                          1,595                1,622,913
  Pennsylvania Higher Educational Facilities Authority,
    Health Services Rev. (Allegheny Delaware Valley),
    MBIA, 5.3s, 2006                                                    1,975                2,038,674
  Pennsylvania Higher Educational Facility, Allegheny
    Delaware Valley Obligation A, MBIA, 5.875s, 2016                    5,000                5,130,300
  Sayre, PA, Health Care Facilities Authority Rev.
    (Guthrie Healthcare Systems), AMBAC, 7s, 2011                       6,000                6,496,140
  Sierra View, CA, Local Health Care District Rev.,
    ACA, 5.25s, 2018                                                    5,000                4,969,000
  Spartanburg County, SC, Health Service District,
    Inc., MBIA, 5.125s, 2017                                            6,125                6,207,626
  Tarrant County, TX, Health Facilities Development
    Corp. (Fort Worth Osteopathic), MBIA, 6s, 2021                      6,000                6,953,520
  Tarrant County, TX, Health Facilities Development
    Corp. (Texas Health Resources), MBIA, 5.25s, 2018                  18,605               18,869,377
  Washington County, PA, Hospital Authority Rev.
    (Washington Hospital), AMBAC, 7.15s, 2017                           9,000                9,641,790
  Wisconsin Health & Educational Facilities Authority
    Rev. (Children's Hospital of WI, Inc.), AMBAC,
    5s, 2018                                                            3,355                3,321,886
                                                                                        --------------
                                                                                        $  163,866,168
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.5%
  California Statewide Community, Development Authority
    (Irvine Apartments), 5.25s, 2025                                  $ 3,500           $    3,559,220
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                   4,000                4,302,640
                                                                                        --------------
                                                                                        $    7,861,860
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.7%
  Illinois Dedicated Tax Rev. (Civic Center), AMBAC,
    6.25s, 2011                                                       $ 3,640           $    4,278,893
  Illinois Sales Tax Rev., 0s, 2009                                     8,965                5,501,910
  Illinois Sales Tax Rev., 6.5s, 2022                                   5,000                6,077,550
  Metropolitan Atlanta, GA, Rapid Transit Authority,
    6.25s, 2018                                                         4,580                5,339,685
  Rhode Island Depositors Economic Protection Corp.,
    5.75s, 2014                                                         4,765                5,326,412
  Virgin Islands Public Finance Authority, 5.5s, 2022                   2,000                2,025,620
                                                                                        --------------
                                                                                        $   28,550,070
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 0.1%
  Colorado Housing Finance Authority, 6.55s, 2025                     $ 1,000           $    1,106,340
  Missouri Housing Development Commission, Mortgage
    Rev., 6.3s, 2029                                                    1,150                1,267,841
                                                                                        --------------
                                                                                        $    2,374,181
------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.2%
  Northeast Maryland Waste Disposal Authority
    (Southwest County Resource Recovery), MBIA,
    7.2s, 2005                                                        $ 3,000           $    3,485,400
------------------------------------------------------------------------------------------------------
Special Assesment District - 0.5%
  Chico, CA, Public Finance Authority Rev. (Southeast
    Chico Redevelopment), FGIC, 6.625s, 2021                          $ 6,435           $    6,792,078
  Northern Palm Beach County, FL, Water Control &
    Improvement, MBIA, 5s, 2014                                         1,650                1,708,526
                                                                                        --------------
                                                                                        $    8,500,604
------------------------------------------------------------------------------------------------------
Toll Road and Transit - 3.9%
  E 470 Public Highway Authority Colorado Revenue,
    Capital Appreciation Senior Series B, MBIA,
    0s, 2018                                                          $11,000           $    4,100,140
  E 470 Public Highway Authority Colorado Revenue,
    Capital Appreciation Senior Series B, MBIA,
    0s, 2023                                                           20,000                5,781,200
  Florida Turnpike Authority Turnpike Rev., Department
    Transportation Series A, FGIC, 5.25s, 2014                          8,115                8,444,712
  New Jersey Transportation Trust Fund Authority,
    5.25s, 2016                                                         8,500                8,699,835
  New York Thruway Authority, Highway & Bridge Trust
    Fund, FGIC, 5.25s, 2013                                             5,000                5,218,750
  Pennsylvania Turnpike Commission, Oil Franchise Tax
    Rev., AMBAC, 5s, 2023                                               6,150                6,080,936
  Pennsylvania Turnpike Commission, Oil Franchise Tax
    Rev., AMBAC, 5s, 2023                                               9,840                9,757,147
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2012                                                            2,200                1,040,182
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2013                                                            7,000                3,111,640
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2014                                                            6,500                2,713,815
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2015                                                            7,300                2,836,269
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2016                                                            1,900                  691,657
  Texas Turnpike Authority, Dallas North Thruway Rev.,
    FGIC, 5.5s, 2015                                                    4,000                4,244,400
  Texas Turnpike Authority, Dallas Thruway (President
    George Bush Turnpike), AMBAC, 5s, 2016                              4,500                4,524,075
                                                                                        --------------
                                                                                        $   67,244,758
------------------------------------------------------------------------------------------------------
Universities - 2.7%
  Massachusetts Health & Educational Facilities
    (Harvard University), 6.25s, 2020                                 $17,000           $   20,319,420
  New York Dormitory Authority Rev. (New York
    University), MBIA, 5.75s, 2013                                      3,275                3,676,024
  New York Dormitory Authority Rev. (New York
    University), MBIA, 5.75s, 2015                                      3,500                3,932,565
  New York Dormitory Authority Rev. (Rockefeller
    University), 5.25s, 2011                                            2,725                2,875,420
  New York Dormitory Authority Rev. (Rockefeller
    University), MBIA, 5.25s, 2013                                      2,275                2,361,495
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2013                                       1,160                1,210,495
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2014                                       1,795                1,864,879
  New York Dormitory Authority Rev. (University of
    Rochester), 5.25s, 2015                                             3,825                3,945,985
  Pennsylvania Higher Educational Facilities Authority
    Rev. (Temple University), MBIA, 5.25s, 2014                         2,000                2,069,460
  Texas A & M University (Permanent University Fund),
    0s, 2007                                                            6,695                4,634,346
                                                                                        --------------
                                                                                        $   46,890,089
------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 2.4%
  Cleveland, OH, Waterworks Rev., FSA, 5s, 2023                       $11,480            $  11,448,774
  Cleveland, OH, Waterworks Rev., FSA, 5s, 2028                         4,100                4,069,619
  Detroit, MI, Sewage Disposal Rev., MBIA, 5s, 2022                    12,750               12,743,753
  Houston, TX, Water & Sewer Systems Rev., FGIC,
    5s, 2018                                                           10,000               10,012,300
  Houston, TX, Water & Sewer Systems Rev., FSA,
    0s, 2020                                                           10,000                3,285,100
                                                                                        --------------
                                                                                        $   41,559,546
------------------------------------------------------------------------------------------------------
Other - 0.3%
  Orange County, CA, California Recovery Certificates,
    MBIA, 6s, 2026                                                    $ 5,000           $    5,470,700
------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,553,219,861)                                 $1,704,519,854
------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.2%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
  Allegheny County, PA, due 09/01/98                                  $ 2,475           $    2,475,000
  Allegheny County, PA, Hospital Development Rev.
    Presbyterian University Hospital, due 09/01/98                      1,605                1,605,000
  Bartow County, GA, Development Authority Pollution
    Control Rev. Georgia Power Co., due 09/01/98                        3,400                3,400,000
  Coweta County Georgia Development Authority, Daily
    Georgia Power Company Plant Yates Project,
    due 09/01/98                                                        9,600                9,600,000
  Georgia Hospital Financing Authority Rev. (Hospital
    Loan Program), due 09/01/98                                           700                  700,000
  New York City Municipal Water Finance Authority,
    due 09/01/98                                                        1,200                1,200,000
  New York City Municipal Water Finance Authority,
    due 09/01/98                                                        3,950                3,950,000
  Pinellas County, FL, Health Facility Authority,
    due 09/01/98                                                       12,100               12,100,000
  Putnam County, GA, Pollution Control Rev. (Georgia
    Power Co.), due 09/01/98                                            2,100                2,100,000
------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Cost                                               $   37,130,000
------------------------------------------------------------------------------------------------------
Non-Floating Rate Demand Note - 0.3%
------------------------------------------------------------------------------------------------------
  New York City Municipal Water Finance Authority,
    3.3s, 1998, at Cost                                                 6,000           $    6,000,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,596,349,861)                                     $1,747,649,854
Other Assets, Less Liabilities - (1.6)%                                                    (26,860,768)
------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                     $1,720,789,086
------------------------------------------------------------------------------------------------------
  + SEC Rule 144A restriction.
 ## When-issued.
### Security segregated as collateral for an open futures contract.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------
AUGUST 31, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,596,349,861)   $1,747,649,854
  Cash                                                              24,262
  Receivable for Fund shares sold                               23,200,874
  Receivable for investments sold                               19,049,966
  Interest receivable                                           20,269,199
  Other assets                                                      10,654
                                                            --------------
      Total assets                                          $1,810,204,809
                                                            --------------
Liabilities:
  Distributions payable                                     $    2,814,771
  Payable for Fund shares required                               1,908,907
  Payable for investments purchased                             74,322,585
  Payable for when-issued investments purchased                  9,040,583
  Payable for daily variation margin on open futures
    contracts                                                      913,813
  Payable to affiliates -
    Management fee                                                  55,131
    Administrative fee                                               1,949
    Shareholder servicing agent fee                                 15,687
    Distribution and service fee                                    14,980
  Accrued expenses and other liabilities                           327,317
                                                            --------------
      Total liabilities                                     $   89,415,723
                                                            --------------
Net assets                                                  $1,720,789,086
                                                            ==============

Net assets consist of:
  Paid-in capital                                           $1,550,238,823
  Unrealized appreciation on investments                       148,605,609
  Accumulated undistributed net realized gain on
    investments                                                 17,582,029
  Accumulated undistributed net investment income                4,362,625
                                                            --------------
      Total                                                 $1,720,789,086
                                                            ==============
Shares of beneficial interest outstanding                    155,160,854
                                                             ===========

Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,639,304,608 / 147,808,197 shares of
     beneficial interest outstanding)                          $11.09
                                                               ======

  Offering price per share (100 / 95.25)                       $11.64
                                                               ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $81,484,478 / 7,352,657 shares of
     beneficial interest outstanding)                          $11.08
                                                               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                 $  94,589,556
                                                                  -------------
  Expenses -
    Management fee                                                $   6,706,665
    Trustees' compensation                                               87,851
    Shareholder servicing agent fee                                   2,040,832
    Distribution and service fee (Class B)                              615,624
    Administration                                                      225,937
    Custodian fee                                                       381,305
    Postage                                                             146,073
    Printing                                                             54,631
    Auditing fees                                                        39,765
    Interest                                                              9,430
    Legal fees                                                            4,664
    Miscellaneous                                                       837,352
                                                                  -------------
      Total expenses                                              $  11,150,129
    Fees paid indirectly                                               (361,712)
                                                                  -------------
      Net expenses                                                $  10,788,417
                                                                  -------------
        Net investment income                                     $  83,801,139
                                                                  -------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                     $  34,616,059
      Futures contracts                                             (10,706,955)
                                                                  -------------
        Net realized gain on investments                          $  23,909,104
                                                                  -------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                 $  25,596,724
      Futures contracts                                              (2,749,295)
                                                                  -------------
        Net unrealized gain on investments                        $  22,847,429
                                                                  -------------
          Net realized and unrealized gain on investments         $  46,756,533
                                                                  -------------
            Increase in net assets from operations                $ 130,557,672
                                                                  =============
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                  1998                         1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  From net investment income                                 $   83,801,139               $   96,106,390
  Net realized gain on investments                               23,909,104                   30,858,117
  Net unealized gain on investments                              22,847,429                   13,108,443
                                                             --------------               --------------
    Increase in net assets from operations                   $  130,557,672               $  140,072,950
                                                             --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (81,123,493)              $  (92,663,173)
  From net investment income (Class B)                           (3,212,719)                  (3,251,831)
  From net realized gain on investments (Class A)               (28,342,272)                  --
  From net realized gain on investments (Class B)                (1,279,318)                  --
                                                             --------------               --------------
    Total distributions declared to shareholders             $ (113,957,802)              $  (95,915,004)
                                                             --------------               --------------
Net decrease in net assets from Fund share transactions      $  (32,044,145)              $ (176,515,366)
                                                             --------------               --------------
      Total decrease in net assets                           $  (15,444,275)              $ (132,357,420)
Net assets:
  At beginning of period                                      1,736,233,361                1,868,590,781
                                                             --------------               --------------
At end of period (including accumulated undistributed
  net investment income of $4,362,625 and $3,311,266,
  respectively)                                              $1,720,789,086               $1,736,233,361
                                                             ==============               ==============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  TEN MONTHS
                                                       YEAR ENDED AUGUST 31,                           ENDED        YEAR ENDED
                                        ---------------------------------------------------       AUGUST 31,       OCTOBER 31,
                                             1998           1997          1996         1995             1994              1993
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $10.99         $10.75        $10.83       $10.68           $11.64            $10.73
                                           ------         ------        ------       ------           ------            ------
Income from investment operations# -
  Net investment income                    $ 0.54         $ 0.57        $ 0.59       $ 0.60           $ 0.51            $ 0.61
  Net realized and unrealized gain
    (loss) on investments                    0.28           0.24         (0.09)        0.15            (0.77)             1.14
                                           ------         ------        ------       ------           ------            ------
    Total from investment operations       $ 0.82         $ 0.81        $ 0.50       $ 0.75           $(0.26)           $ 1.75
                                           ------         ------        ------       ------           ------            ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.54)        $(0.57)       $(0.58)      $(0.60)          $(0.47)           $(0.66)
  From net realized gain on
    investments                             (0.18)          --            --           --              (0.16)            (0.15)
  In excess of net investment income         --             --            --           --              (0.04)            (0.03)
  In excess of net realized gain on
    investments                              --             --            --           --              (0.03)             --
                                           ------         ------        ------       ------           ------            ------
    Total distributions declared to
      shareholders                         $(0.72)        $(0.57)       $(0.58)      $(0.60)          $(0.70)           $(0.84)
                                           ------         ------        ------       ------           ------            ------
Net asset value - end of period            $11.09         $10.99        $10.75       $10.83           $10.68            $11.64
                                           ======         ======        ======       ======           ======            ======
Total return(+)                             7.78%          7.75%         4.67%        7.31%          (2.33)%++          16.97%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                0.60%          0.60%         0.60%        0.61%            0.59%+            0.59%
  Net investment income                     4.90%          5.29%         5.37%        5.70%            5.49%+            5.63%
Portfolio turnover                            79%            91%           84%          90%              74%               56%
Net assets at end of period
  (000,000 omitted)                        $1,639         $1,660        $1,798       $1,949           $2,031            $2,195

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                1992              1991             1990            1989            1988
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $10.80            $10.11           $10.53          $10.57          $ 9.71
                                                    ------            ------           ------          ------          ------
Income from investment operations -
  Net investment income                             $ 0.66            $ 0.68           $ 0.68          $ 0.72          $ 0.73
  Net realized and unrealized gain (loss) on
    investments                                       0.09              0.69            (0.13)           0.04            0.86
                                                    ------            ------           ------          ------          ------
    Total from investment operations                $ 0.75            $ 1.37           $ 0.55          $ 0.76          $ 1.59
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.66)           $(0.68)          $(0.69)         $(0.72)         $(0.73)
  From net realized gain on investments              (0.16)             --              (0.27)           --              --
  In excess of net investment income                  --                --               --             (0.08)           --
  From paid-in capital                                --                --              (0.01)           --              --
                                                    ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                  $(0.82)           $(0.68)          $(0.97)         $(0.80)         $(0.73)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $10.73            $10.80           $10.11          $10.53          $10.57
                                                    ======            ======           ======          ======          ======
Total return(+)                                      7.35%            13.85%            5.42%           7.54%          16.95%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           0.57%             0.59%            0.60%           0.64%           0.65%
  Net investment income                              6.12%             6.47%            6.69%           6.87%           7.16%
Portfolio turnover                                     87%               98%             160%            199%            190%
Net assets at end of period (000,000
  omitted)                                          $1,878            $1,715           $1,409          $1,259          $1,003

(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  TEN MONTHS
                                                       YEAR ENDED AUGUST 31,                           ENDED      PERIOD ENDED
                                          -------------------------------------------------       AUGUST 31,       OCTOBER 31,
                                             1998           1997          1996         1995             1994             1993*
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $10.99         $10.74        $11.10       $10.67           $11.63            $11.68
                                           ------         ------        ------       ------           ------            ------
Income from investment operations# -
  Net investment income                    $ 0.45         $ 0.48        $ 0.49       $ 0.49           $ 0.40            $ 0.07
  Net realized and unrealized gain
    (loss) on investments                    0.28           0.25         (0.37)        0.16            (0.77)            (0.05)
                                           ------         ------        ------       ------           ------            ------
    Total from investment operations       $ 0.73         $ 0.73        $ 0.12       $ 0.65           $(0.37)           $ 0.02
                                           ------         ------        ------       ------           ------            ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.46)        $(0.48)       $(0.48)      $(0.49)          $(0.40)           $(0.07)(++)
  From net realized gains on
    investments                             (0.18)          --            --           --              (0.16)             --
  In excess of net realized gain on
    investments                              --             --            --           --              (0.03)             --
                                           ------         ------        ------       ------           ------            ------
    Total distributions declared to
      shareholders                         $(0.64)        $(0.48)       $(0.48)      $(0.49)          $(0.59)           $(0.07)
                                           ------         ------        ------       ------           ------            ------
Net asset value - end of period            $11.08         $10.99        $10.74       $10.83           $10.67            $11.63
                                           ======         ======        ======       ======           ======            ======
Total return                                6.85%          6.84%         3.69%        6.35%          (3.25)%++           1.49%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                1.40%          1.46%         1.55%        1.60%            1.72%+            1.70%+
  Net investment income                     4.10%          4.42%         4.42%        4.68%            4.41%+            3.85%+
Portfolio turnover                            79%            91%           84%          90%              74%               56%
Net assets at end of period (000,000
  omitted)                                    $81            $76           $71          $56              $45               $10

   * For the period from the inception of Class B, September 7, 1993, through October 31, 1993.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) Amount includes a per share distribution in excess of net investment income of $0.002.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Bond Fund (the Fund) is a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or security prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1998, $1,586,432 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for market discount on tax-exempt obligations. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

  BASED ON AVERAGE NET ASSETS            BASED ON GROSS INCOME
  -------------------------------------  ---------------------------------
  First $200 million             0.220%  First $16 million           4.12%
  Next $1.8 billion              0.187%  Next $144 million           3.51%
  In excess of $2 billion        0.168%  In excess of $160 million   3.16%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $28,761 for the year ended August 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $235,283 for the year ended August 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund in connection with the sale of Class B shares, payment of the Class B service fee will be suspended until such date as the trustees of the Trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, no amounts were retained for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 0.80% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1998, were $14,689 and $188,693 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations aggregated $1,319,115,665 and $1,310,473,777, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,596,349,861
                                                               --------------
Gross unrealized appreciation                                  $  152,442,732
Gross unrealized depreciation                                      (1,142,739)
                                                               --------------
    Net unrealized appreciation                                $  151,299,993
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                       YEAR ENDED AUGUST 31, 1998               YEAR ENDED AUGUST 31, 1997
                               ----------------------------------       ----------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                     188,701,226       $ 2,080,177,975        184,758,268        $2,004,238,212
Shares issued to
  shareholders in
  reinvestment of
  distributions                   6,076,636            66,922,592          5,291,900            57,558,122
Shares reacquired              (197,997,596)       (2,184,102,786)      (206,226,168)       (2,241,605,376)
                               ------------       ---------------       ------------        --------------
    Net decrease                 (3,219,734)      $   (37,002,219)       (16,176,000)       $ (179,809,042)
                               ============       ===============       ============        ==============

Class B Shares
                                       YEAR ENDED AUGUST 31, 1998               YEAR ENDED AUGUST 31, 1997
                               ----------------------------------       ----------------------------------
                                     SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                       1,770,410       $    19,544,891          2,698,839        $   29,287,408
Shares issued to
  shareholders in
  reinvestment of
  distributions                     254,719             2,802,449            179,440             1,952,061
Shares reacquired                (1,576,595)          (17,389,266)        (2,574,149)          (27,945,793)
                               ------------       ---------------       ------------        --------------
    Net increase                    448,534       $     4,958,074            304,130        $    3,293,676
                               ============       ===============       ============        ==============

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1998, was $2,101.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Future Contracts

                                                                                               UNREALIZED
                                                                                             APPRECIATION
DESCRIPTION                                   EXPIRATION      CONTRACTS      POSITION      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Municipal Bond Index                      September 1998            827         Short        $(1,486,502)
Municipal Bond Index                       December 1998            305         Short           (192,180)
Municipal Bond Index                       December 1998            405          Long            213,091
U.S. Treasury Bonds                       September 1998            792         Short         (1,073,933)
U.S. Treasury Bonds                        December 1998             95         Short           (154,860)
                                                                                             -----------
                                                                                             $(2,694,384)
                                                                                             ===========

At August 31, 1998, the fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Municipal Bond
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Bond Fund (one of the series consituting MFS Series Trust IV) as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended August 31, 1998, the ten months ended August 31, 1994 and each of the years in the six-year period ended October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Bond Fund at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 9, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $27,250,868 AS A CAPITAL GAIN DISTRIBUTION.

MFS(R) Municipal Bond Fund

Trustees                                               Secretary
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              Assistant Secretary
                                                       James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                       Custodian
J. Atwood Ives - Chairman and Chief Executive          State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                               Auditors
                                                       Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                   Investor Information
                                                       For MFS stock and bond market outlooks,
William J. Poorvu - Adjunct Professor, Harvard         call toll free: 1-800-637-4458 anytime from
University Graduate School of Business                 a touch-tone telephone.
Administration
                                                       For information on MFS mutual funds, call your
Charles W.Schmidt - Private Investor                   financial adviser or, for an information kit, call
                                                       toll free: 1-800-637-2929 any business day from 9
Arnold D. Scott* - Senior Executive                    a.m. to 5 p.m. Eastern time (or leave a message
Vice President, Director, and Secretary,               anytime).
MFS Investment Management
                                                       Investor Service
Jeffrey L. Shames* - Chairman, Chief                   MFS Service Center, Inc.
Executive Officer, and Director,                       P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant               For general information, call toll free:
                                                       1-800-225-2606 any business day from
David B. Stone - Chairman and Director,                8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                                  For service to speech- or hearing-impaired, call
                                                       toll free: 1-800-637-6576 any business day from 9
Investment Adviser                                     a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company               your phone must be equipped with a
500 Boylston Street                                    Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                       For share prices, account balances, and exchanges,
Distributor                                            call toll free: 1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                            anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                  World Wide Web
                                                       www.mfs.com
Portfolio Manager
Geoffrey L. Schechter*

Treasurer
W. Thomas London*
Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

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MFS(R) MUNICIPAL BOND FUND                                          Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
                                                                      MFS
[Logo]  MFS(R)                                                  ----------------
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741








(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                 MMB-2 10/98 60M        17/217